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On March 23, 2015, E. I. du Pont de Nemours and Company (“DuPont”) launched the website www.DuPontDelivers.com with the following content:

DISCLAIMER By entering this website you acknowledge and agree that you have read the disclaimers set forth below. E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2015 in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994. In addition, you may obtain copies of DuPont's proxy materials (including the WHITE proxy card), by contacting Innisfree M&A Incorporated, the firm assisting DuPont in the solicitation of proxies, toll–free at (877) 750–9501. Innisfree is also available to answer stockholders’ questions about how to vote their shares or to provide additional assistance in connection with voting at the 2015 Annual Meeting. Forward Looking Statements Information on this website contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. More information about potential factors that could affect DuPont's business and financial results is included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in DuPont's Annual Report on Form 10-K for the year ended December 31, 2014 and in subsequent filings with the SEC , which are on file with the SEC and available on the SEC's website (www.sec.gov). Third Party Information This website may contain or refer to news, commentary and other information relating to DuPont generated by, or sourced from, persons or companies that are not affiliated with DuPont. The author and source of any third party information and the date of its publication are clearly and prominently identified. DuPont has neither sought nor obtained permission to use or quote such third party information, including, without limitation, information generated by Trian Partners, L.P. and certain of their affiliates (together, ‘‘Trian’’). DuPont has not assisted in the preparation of the third party information, including, without limitation, information generated by Trian, cannot guarantee the accuracy, timeliness, completeness or availability of the third party information, and does not explicitly or implicitly endorse or approve such information. The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. I have read and agreed to the terms of this website. I agree

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NEXT GENERATION DUPONT: BUILDING HIGHER GROWTH, HIGHER VALUE

HOW TO VOTE

DuPont's Board of Directors and management team have taken bold, decisive action over the past six years to deliver higher growth and higher value for our shareholders.

Our plan is working. With our latest, most significant step – the upcoming separation of Chemours – the next generation DuPont will be fully focused on our higher performing businesses.

This year's annual meeting presents DuPont shareholders with an important decision: you will have the opportunity to protect the future of your investment by electing the directors you believe are most qualified to oversee DuPont. We strongly believe that we have the right Board and the right strategy to shape DuPont's next generation and continue to grow value for shareholders.

This website provides important information to help you make an informed decision. Whether or not you decide to attend our Annual Meeting on May 13, 2015, your vote is important to the future of your Company. After you have reviewed this material, we encourage you to vote "FOR" all DuPont nominees on the WHITE proxy card.

How to vote

MESSAGE FROM YOUR CHAIR & CEO


ELLEN KULLMAN
CHAIR & CHIEF EXECUTIVE OFFICER

Message from Your Lead Director ›

KEY SHAREHOLDER MATERIALS

03/23/2015
Letter to Shareholders*

03/13/2015
Letter to Nelson Peltz Regarding Trian's Proposal*

02/17/2015
Letter to Shareholders*

02/17/2015
Important Facts for DuPont Shareholders*

** As previously filed with the SEC*

More Shareholder Materials ›

KEY FACTS


TOTAL SHAREHOLDER RETURN

More Facts

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Important Additional Information

E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers

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Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

Redirect to DuPont Investor Relations Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and al l products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. | Privacy | How to vote Shareholder Materials Your Board of Directors Press Releases Contact Shareholder Materials Your Board of Directors Press Releases Contact LEGAL DISCLAIMERS E. I. du Pont de Nemours and Company (“DuPont”) has filed a definitive proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2015 in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994. In addition, you may obtain copies of DuPont’s proxy materials (including the WHITE proxy card), by contacting Innisfree M&A Incorporated, the firm assisting DuPont in the solicitation of proxies, toll–free at (877) 750–9501. Innisfree is also available to answer stockholders’ questions about how to vote their shares or to provide additional assistance in connection with voting at the 2015 Annual Meeting. Forward Looking Statements Information on this website contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. More information about potential factors that could affect DuPont’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in DuPont’s Annual Report on Form 10-K for the year ended December 31, 2014 and in subsequent filings with the SEC , which are on file with the SEC and available on the SEC’s website (www.sec.gov). Third Party Information This website may contain or refer to news, commentary and other information relating to DuPont generated by, or sourced from, persons or companies that are not affiliated with DuPont. The author and source of any third party information and the date of its publication are clearly and prominently identified. DuPont has neither sought nor obtained permission to use or quote such third party information, including, without limitation, information generated by Trian Partners, L.P. and certain of their affiliates (together, “Trian”). DuPont has not assisted in the preparation of the third party information, including, without limitation, information generated by Trian, cannot guarantee the accuracy, timeliness, completeness or availability of the third party information, and does not explicitly or implicitly endorse or approve such information. The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. Email EMAIL ALERTS

Microsite Video Transcript Ellen J. Kullman ELLEN KULLMAN CHAIR & CHIEF EXECUTIVE OFFICER Today the people of DuPont are delivering an exciting new era of value creation. All of us thank you for your interest - and take very seriously the investment our shareholders have made in DuPont. I’d like to take a few minutes to talk about what your Board and management have achieved together, and how the next generation DuPont will create value. I’d also like to discuss an important decision that shareholders will make at this year’s Annual Meeting. Throughout our 212-year history, our ability to connect science to the market place – and our capacity for bold decisions – has kept DuPont at the forefront of innovation. Over the past six years, we focused our resources on opportunities where today’s mix of DuPont science and engineering capabilities will deliver the greatest value. We have completed important strategic acquisitions and taken bold action with our two largest legacy businesses – divesting Performance Coatings and announcing the separation of Performance Chemicals. This transformation is driving value today – right now – while positioning us for long-term growth in the future. Total Shareholder Returns 266% 2008– 2014 We delivered Total Shareholder Returns of 266% between year-end 2008 and the end of 2014– significantly outperforming both our peers and the S&P 500. $14 Billion to Shareholders 2009– 2014 We have returned approximately $14 billion to shareholders from 2009 through 2014 in share repurchases and dividends. We have made reducing costs and improving productivity a top priority, and the separation of Chemours is an opportunity to take that process a step further. Once the Chemours separation is complete, our resources will be concentrated on three strategic priorities: Agriculture & Nutrition Advanced Materials Bio-based Industrials

Extending our leadership position in Agriculture & Nutrition. Strengthening and growing our leading position in Advanced Materials. And building transformational new business in Bio-based Industrials. Each of these pillars draws on DuPont science and our full innovation platform to provide solutions to some of the world’s greatest challenges, such as safer, more nutritious food; high-performance, energy-efficient materials; and renewably sourced, bio-based materials and fuels. While we have been executing our strategic plan to deliver value, one of our shareholders, Trian Fund Management, has launched a proxy contest. We have met frequently with Trian since they invested in DuPont. But despite our effort to propose a constructive resolution to their proxy contest, they continue to try to advance their agenda to gain seats on our Board and break up the Company. Their break up strategy is high risk and would destroy shareholder value. And their campaign rests on misleading and inaccurate statements about DuPont’s performance. Here is the reality: Our plan is working. 19% CAGR in adjusted operating earnings EPS* *Post..spin core businesses, 12/31/2008 – 12/31/2014 Our post-spin, core businesses delivered 19% compound annual growth rate in operating earnings between the end of 2008 and year-end 2014. Our Board of Directors is composed of some of the best business leaders in the world. We have fresh perspectives of six new directors added since 2011. In February, Ed Breen, the former CEO of Tyco, and Jim Gallogly, the former CEO of LyondellBasell, became our newest directors. Both are highly respected business leaders with proven track records transforming businesses and creating enormous shareholder value. Together with our management team, our Board has played a key role in the success of DuPont’s transformation. We strongly believe we have the right Board and the right strategy to shape the next generation of DuPont and create shareholder value. At this critical moment in DuPont’s history, I hope we can count on your support. For all the reasons I have outlined, I ask that you vote on the White Proxy Card for all DuPont nominees at our 2015 Annual Shareholder Meeting. Thank you for your investment in DuPont, and your continued engagement with our Company.

Redirect to DuPont Investor Relations Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | LETTERS PRESENTATIONS PROXY FILINGS FACT SHEETS How to vote Shareholder Materials Your Board of Directors Press Releases Contact How to vote Shareholder Materials Your Board of Directors Press Releases Contact SHAREHOLDER MATERIALS * As previously filed with the SEC Letters 03/23/15 Letter to Shareholders* 03/13/15 Letter to Nelson Peltz Regarding Trian's Proposal* 03/03/2015 Letter to Nelson Peltz Regarding Universal Proxy Card* 02/17/15 Letter to Shareholders* 02/05/15 Letter to Nelson Peltz Regarding Meeting with Ellen Kullman and Alexander Cutler* Email EMAI L AL ERTS

Redirect to DuPont Investor Relations Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | . LETTERS . PRESENTATIONS . PROXY FILINGS . FACT SHEETS How to vote Shareholder Materials Your Board of Directors Press Releases Contact Shareholder Materials Your Board of Directors Press Releases Contact SHAREHOLDER MATERIALS * As previously filed with the SEC Presentations 02/17/2015 Important Facts for DuPont Shareholders* Email EMAIL ALERTS

Redirect to DuPont Investor Relations Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | LETTERS PRESENTATIONS PROXY FILINGS FACT SHEETS How to vote Shareholder Materials Your Board of Directors Press Releases Contact How to vote Shareholder Materials Your Board of Directors Press Releases Contact SHAREHOLDER MATERIALS * As previously filed with the SEC Proxy Filings 03/23/2015 Definitive Proxy Statement* 02/05/2015 Annual Report (Form 10-K)* Email EMAI L AL ERTS

Redirect to DuPont Investor Relations Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | . LETTERS . PRESENTATIONS . PROXY FILINGS . FACT SHEETS How to vote Shareholder Materials Your Board of Directors Press Releases Contact Shareholder Materials Your Board of Directors Press Releases Contact SHAREHOLDER MATERIALS * As previously filed with the SEC Fact Sheets Total Shareholder Return . ! Trian's Total Shareholder Return Analysis vs. Reality* . ! DuPont Fact Sheet . ! Email EMAIL ALERTS

(50%) 0% 50% 100% 150% 200% 250% 300% 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 TOTAL SHAREHOLDER RETURN1 266% 159% 133% INDEXED RETURN DUPONT PROXY PEERS2 S&P 500

Source: Datastream – 12/31/08– 12/31/14; Total shareholder return is calculated as equal to the appreciation or depreciation of a particular share, plus any dividends, over a given period, expressed as a percentage of the share’s value at the beginning of the period. Closing prices are adjusted for spin-offs, stock splits, rights and special dividends. Excludes Companies not public during the relevant time period. Proxy Peers: 3M, Air Products, Baxter Intl, Boeing, Caterpillar, Dow Chemical, Emerson, Honeywell, Ingersoll-Rand, Johnson Controls, Johnson and Johnson, Kimberly Clark, Merck, Monsanto, Procter and Gamble, Syngenta AG, and United Technologies. TSR reported on a market cap weighted basis. Forward Looking Statements This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,”“intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. ADDITIONAL INFORMATION AND WHERE TO FIND IT DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.

$1B $3B $5B $7B $10B $14B 750 800 850 900 950 1,000 2009 2010 2011 2012 2013 2014 Number of Shares (MM) Cumulative Dividends Cumulative Buybacks Shares Outstanding $1.0B $2.9B $1.2B $0.8B $2.2B $3.7B 2008 2014 Building Higher Growth, Higher Value DuPont Is A Science Company Driven By Innovation, Execution, and Global Reach DELIVERING SUPERIOR OPERATING PERFORMANCE GENERATING SUPERIOR RETURNS FOR SHAREHOLDERS WHILE EXECUTING ON A CLEAR AND SUSTAINABLE GROWTH STRATEGY Segment Adjusted Operating Earnings(2) Segment Sales(1) 6% Segment Adj. Operating Margin Improvement Adj. Operating Earnings After-Tax Growth 2008–2014 Change in Segment Adjusted Operating Margin Improvement(2) (excl. Perf. Coatings, Perf. Chemicals, Pharma and Other) Adjusted Operating Earnings After-Tax (ex. Perf. Coatings, Perf. Chem. & Pharma) Perf. Chem. & Pharma Operating Earnings After-Tax 17% $5B share repurchase program announced on 1/28/2014, with $3B remaining at 12/31/14 Three Clear Strategic Priorities (excl. Perf. Coatings, Perf. Chemicals, Pharma and Other) Agriculture & Nutrition Extend our leadership Advanced Materials Strengthen and grow our leading position Bio-Based Industrials Develop worldleading industrial biotechnology businesses 192% Growth (3) Segment Sales & Segment Adj. Operating Earnings Growth (2008–2014 CAGR) 740 bps Agriculture Electronics & Communications Industrial Biosciences Nutrition & Health Performance Materials Safety & Protection Solutions DuPont Innovation Platform ~23,000 PATENTS WORLDWIDE & 14,800 PATENTS PENDING(8) (2014) “TOP 100 GLOBAL INNOVATORS” – THOMPSON REUTERS, 2014 “#1 INNOVATOR” 6TH CONSECUTIVE YEAR – PATENT BOARD, 2013 Global Market Insights Science Technical Capabilities Productivity & Key Growth Drivers MARKET-DRIVEN INNOVATION PLATFORM approx. 32% of 2014 Sales(8) from products introduced in last 4 years GLOBAL PLATFORM, GLOBAL REACH approx. 10,000 scientists and engineers(8), 90+ countries served TRANSFORMATIONAL NEW BIO-BASED BUSINESSES capitalizing on unique combination of scientific capabilities ENHANCED PORTFOLIO FOR GROWTH AND STABILITY acquired growth drivers, separated cyclical businesses OPERATIONAL REDESIGN – “FRESH START” executing on a $1.3B cost redesign program Total Shareholder Return (Dec 31, 2008 – Dec 31, 2014) 266% 133% 214% 159% 153% DuPont Proxy Peers S&P Chemicals S&P 500 S&P Materials DuPont (5) (6) (7) (4) 17% 10% 11% 14% 7% (1-Year) 78% 68% 80% 75% 54% (3-Year) Ending Dec 31, 2014 Capital Returned to Shareholders

E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) (dollars in millions) SEGMENT SALES Year 2014 Year 2008 Total Segment Sales (a) 35,011 26,499 Less: Performance Chemicals (b) 6,497 6,245 Less: Other 5 160 Total Segment Sales (excluding Performance Chemicals and Other) 28,509 20,094 Segment sales includes transfers. SEGMENT ADJUSTED OPERATING EARNINGS Segment Pre-tax Operating Income (PTOI) (GAAP) (c) 6,356 3,373 Less: Performance Chemicals PTOI (b) 913 619 Less: Other/Pharma PTOI (391) 839 Less: Corporate Expenses (d) 572 479 Add: Significant Items (e) (444) 466 Segment Adjusted Operating Earnings (excluding Performance Chemicals and Other/Pharma) (f) (Non-GAAP) 4,818 1,902 Prior periods reflect the reclassifications of Viton¨ fluoroelastomers from Performance Materials to Performance Chemicals. Segment PTOI is defined as income (loss) from continuing operations before income taxes excluding non-operating pension and other postretirement employee benefit costs, exchange gains (losses), corporate expenses and interest. Represents total corporate expenses excluding significant items, an estimate of DuPont Performance Coatings residual costs and an estimate for an amount that would be allocated to Performance Chemicals. Represents significant items included in Segment PTOI, excluding those related to Performance Chemicals and Other/Pharma. Segment adjusted operating margin (non-GAAP) is based on total segment sales and segment adjusted operating earnings, excluding Performance Chemicals and Other/Pharma. Year Year 2014 2008 ADJUSTED OPERATING EARNINGS AFTER INCOME TAXES Income From Continuing Operations After Income Taxes (GAAP) 3,621 2,083 Add: Significant Items Charge - After-tax 9 378 Add: Non-Operating Pension & OPEB Costs / (Credit) - After-tax 84 (250) Less: Net Income Attributable to Noncontrolling Interests 11 4 Less: Pharma Operating Earnings - After-tax (a) 14 666 Less: Performance Chemicals Operating Earnings - After-tax (b), (c) 755 537 Adjusted Operating Earnings - After-tax (excluding Performance Chemicals and Pharma) (Non-GAAP) 2,934 1,004 Pharma operating earnings assumes a 35% tax rate. Performance Chemicals operating earnings assumes a base income tax rate from continuing operations of 19.2% and 20.4% for 2014 and 2008, respectively. Prior periods reflect the reclassifications of Viton¨ fluoroelastomers from Performance Materials to Performance Chemicals. The prior page includes company information that does not conform with generally accepted accounting principles (GAAP). Management believes the use of these non-GAAP measures is meaningful to investors because they provide insight with respect to operating results of the company and additional metrics for use in comparison to competitors. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures used by other companies. This data should be read in conjunction with previously published company reports on Forms 10-K, 10-Q, and 8-K. These reports are available on the Investor Center of www.dupont.com. Reconciliations of non-GAAP measures to GAAP are also included herein. FORWARD LOOKING STATEMENTS This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. ADDITIONAL INFORMATION AND WHERE TO FIND IT DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994. (1) Segment sales include transfers. CAGR is calculated excluding Performance Coatings, Performance Chemicals and Other (2) Segment adjusted operating margin is based on total segment sales and segment adjusted operating earnings, excluding Performance Chemicals and Other/Pharma. Segment adjusted operating earnings are calculated using segment pre-tax operating income excluding significant items; calculations include certain corporate expenses and exclude adjusted operating earnings of Performance Chemicals and Pharma/Other. Calculation is from 12/31/08 to 12/31/14 (3) Adjusted operating earnings after-tax is defined as income from continuing operations after-tax excluding non-operating pension/OPEB costs and significant items. Reconciliations of non-GAAP measures to GAAP are included above Source: Datastream as of 12/31/2014, Bloomberg, Capital IQ, FactSet (4) Total Shareholder Return calculated as the appreciation or depreciation of share price, plus any dividends, over a given period, expressed as a percentage of the share’s value at the beginning of the period. Assumes dividends are re-invested at the closing price applicable on the ex-dividend date. Proxy Peers and S&P Indices are USD market cap-weighted (5) Proxy Peers consists of 3M, Air Products, Baxter Intl, Boeing, Caterpillar, Dow, Emerson, Honeywell, Ingersoll Rand, Johnson Controls, Johnson and Johnson, Kimberly Clark, Merck, Monsanto, Procter and Gamble, Syngenta AG, and United Technologies (6) S&P Chemicals in 2014 consists of Airgas, Air Products, CF Industries, Dow, DuPont, Eastman Chemical, Ecolab, FMC, IFF, LyondellBasell, Monsanto, Mosaic, PPG, Praxair, Sherwin-Williams, and Sigma-Aldrich (7) S&P Materials in 2014 consists of Air Products, Airgas, Alcoa, Allegheny Technologies, Avery Dennison, Ball, Bemis, CF Industries, Dow Chemical, DuPont, Eastman Chemical, Ecolab, FMC, Freeport-McMoRan, IFF, International Paper, LyondellBasell, Martin Marietta Materials, MeadWestvaco, Monsanto, Mosaic, Newmont Mining, Nucor, Owens Illinois, PPG, Praxair, Sealed Air, Sherwin-Williams, Sigma-Aldrich, and Vulcan Materials (8) All figures exclude Performance Chemicals

Higher Growth, Higher Value

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Your Board is a powerful advocate for shareholders with a proven track record of delivering superior value.

To effectively oversee DuPont, ensure management accountability and represent shareholders, your Board requires a specific mix of skills aligned with our purpose and strategy. Your Board has been carefully selected to ensure their collective expertise incorporates this diverse set of experiences and skills required to oversee a global science and technology company of our scale.

We strongly recommend that you elect these world-class leaders by voting the WHITE proxy card today "FOR" all 12 of DuPont's qualified and experienced director nominees.



Ellen J. Kullman >
Chair of the Board & CEO



Alexander M. Cutler >
Lead Director & CEO of Eaton



Lamberto Andreotti
CEO of Bristol-Myers Squibb



Edward D. Breen
Chairman of Tyco International plc



Robert A. Brown
President of Boston University



Eleuthère I. du Pont
President of the Longwood Foundation



James L. Gallogly
Former Chairman of the Management Board and CEO, LyondellBasell Industries N.V.



Marillyn A. Hewson
Chairman, President and CEO of Lockheed Martin Corporation



Lois D. Juliber
Former Vice Chairman, Colgate-Palmolive Company



Ulf M. "Mark" Schneider
President and CEO, Fresenius SE & Co. KGaA



Lee M. Thomas
Former Chairman and CEO of Rayonier



Patrick J. Ward
CFO of Cummins Inc.

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E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

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Ellen J. Kullman (Chair)

Chair of the Board & Chief Executive Officer



Ms. Kullman has been chair of the board of directors and chief executive officer of DuPont since 2009. She was named CEO on January 1, 2009 and board chair on December 31, 2009. She is the 19th executive to lead the Company since DuPont was founded in 1802.

Prior to being appointed chair of the board and chief executive officer, Ms. Kullman served as president, executive vice president and a member of the Company's office of the chief executive. She has led the Company's focus on growth in emerging international markets, led double-digit growth of the Company's Safety & Protection business portfolio, started-up two successful high-growth businesses known today as DuPont Industrial Biosciences and DuPont Sustainable Solutions and run several industrial businesses. Ms. Kullman began her career at DuPont in 1988 as a marketing manager for the DuPont medical imaging business. Prior to joining DuPont, Ms. Kullman worked for Westinghouse and General Electric.

She is a board director of United Technologies Corp. Ms. Kullman is chair of the U.S. China Business Council and member of the U.S. India CEO Forum. Ms. Kullman is executive committee member of the Business Council and board member of Catalyst, Inc. She is a board member of Change the Equation (CTEq), a national coalition of more than 100 CEOs committed to improving science, technology, engineering and mathematics learning (STEM) for U.S. pre-kindergarten to grade 12 students. Ms. Kullman is on the board of trustees of Tufts University and the board of overseers for Tufts School of Engineering.

As CEO of DuPont, Ms. Kullman has championed the power of DuPont science and global market knowledge to transform industries. She is executing a strong plan that is delivering results today while decisively positioning the Company for its next generation of growth. Ms. Kullman ensures that critical business issues are brought before the Board, enhancing the Board's ability to consider, evaluate and maintain oversight over business strategies and DuPont's risk management efforts.


ELLEN KULLMAN
CHAIR & CHIEF EXECUTIVE OFFICER

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E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

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Message to Shareholders

Alexander M. Cutler (Lead Independent Director)

Chairman and Chief Executive Officer of Eaton



A director since 2008, Mr. Cutler is chairman and chief executive officer (since 2000) of Eaton, a global diversified industrial manufacturer.

He formerly served as Eaton's president and chief operating officer, executive vice president and chief operating officer-Controls and executive vice president-Operations.

He serves on the boards of KeyCorp (since 2000), The Greater Cleveland Partnership, United Way Services of Greater Cleveland and the Musical Arts Association. He is also a member of the Executive Committee of the Business Roundtable and a member of The Business Council.

Mr. Cutler is the chair of the Corporate Governance committee and serves on the Human Resources & Compensation committee for the Board.

As chair and CEO of Eaton, Mr. Cutler gives the Board a wealth of global business management, finance, investor relations, marketing and supply chain and logistics experience in a multinational manufacturing company. Through his other Board roles and his past position as chair of The Business Roundtable Corporate Governance Committee, Mr. Cutler also provides the Board with important insights in the areas of corporate governance and government relations.


ALEXANDER M. CUTLER
CHAIRMAN & CHIEF EXECUTIVE OFFICER, EATON

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E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

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Microsite Video Transcript Alexander “Sandy” M. Cutler ALEXANDER M. CUTLER CHAIRMAN & CHIEF EXECUTIVE OFFICER - EATON I’m Sandy Cutler, and I’m Chairman and CEO of Eaton. I’ve been a member of the DuPont Board since 2008, and I serve as the Lead Independent Director. I’ve also had the opportunity to serve as the head of the Business Roundtable’s Corporate Governance Task Force for the last five years. As we all think about the experiences we’ve had in business, they’re so relevant to also serving on a board. I’ve been with Eaton some 40 years. We’re a global company, we’re involved in technology development and power management around the world, and those are so many of the experiences that are... that are going on at... within DuPont as well. The tremendous focus on... on science and translating that into commercial advantage for customers around the world. Um, as my own background I can bring some relevance to that process. Board Building You know building a board, and... and we often talk about it as board building is... is a critical, uh, task for any board. And one of the issues we work very hard on at DuPont is assuring that we have the range of skills and backgrounds and exposures that will be helpful to really form a body that can advise on strategy, advise on talent, and advise on execution. So we use an approach we called skilled based board building, where we specifically look at the challenges that are reflected in the strategic plan for DuPont, and then assess whether we have those skill sets on the board, looking forward not looking back. And we look to find the individuals, the men and women with the global experience that have that type of exposure that really can help inform in a constructive way the success of DuPont going forward. We have one inside board member, that being Ellen, the other 12 are all independent. Uh, they... they come from very different backgrounds. And I think the other issue that you see today is, um, the freshness on boards. We’re very proud of this... this mix that we have on our board, this diversity of talent, the experience, the exposures, and geographic background. First-Tier Governance Practices In my own experience having been head of the BRT’s, uh, the Business Round Table’s Corporate Governance Task Force, the corporate governance principles reflected and in place at DuPont are absolutely first tier. The role of the... the lead director is... is one that is we think very fundamental to this, uh, overall process of... of solid board building and board execution. And in that regard, and I’m honored to serve in that role for the last couple years, it’s my responsibility to, uh, chair all of our executive sessions, and we have executive sessions at every meeting and that means that management is not present. These are meetings of the board who are the representatives of the shareholders. I also have a fundamental responsibility for the interchange in shareholder involvement, and it’s not unusual for me to have the opportunity to talk to, uh, many of our largest shareholders about issues of governance. In... in our role, um, as the board in terms of representing the shareholders, there are clearly times when individual board members or the collective board may have a difference of opinion with management on an issue. We think that’s really constructive. That’s why we’re there. We are there to really examine these issues in a robust and complete way. Internal Activism This is a time for reemergence of DuPont’s growth perspectives and... and we on the board are very confident that the right steps are in place at this point. It’s difficult, it’s challenging to execute, it requires tremendous commitment on the management team, but we remain convinced that this is really a fundamental reflection of what I’ll call internal activism. It’s not accepting the world the way it is. It’s trying to find solutions that create much better results.

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Lamberto Andreotti

Chief Executive Officer of Bristol-Myers Squibb



A director since 2012, Mr. Andreotti is chief executive officer (since May 2010) of Bristol-Myers Squibb Company, a global biopharmaceutical company.

He formerly served as chief operating officer from March 2008 to May 2010, and executive vice president of Bristol-Myers Squibb and president of Worldwide Pharmaceuticals, a division of Bristol-Myers Squibb, from September 2005 until March 2008. Mr. Andreotti is also on the Board of Directors of Bristol-Myers Squibb (since 2009).

He has also held roles with other pharmaceutical companies, including Farmitalia Carlo Erba and Pharmacia. Mr. Andreotti serves on the Board of Directors of PhRMA — Pharmaceutical and Research Manufacturers of America. He formerly served as a vice chairman of Mead-Johnson Nutrition Company (2009).

Mr. Andreotti serves on the Audit and Science & Technology committees for the Board.

As CEO of Bristol-Myers Squibb, Mr. Andreotti has a strong track record of leading a science and technology-based corporation and offers significant insight to the Board in the areas of innovation, global business, corporate governance and investor relations. He also provides the Board with a broad perspective on human resources, finance, marketing and government relations from his experience in various senior leadership roles with Bristol-Myers Squibb.

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E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers

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MEET THE BOARD OF DIRECTORS YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote Edward D. Breen Chairman of Tyco International plc A director since February 2015, Mr. Breen is chairman (since July 2002) and former chief executive officer (from July 2002 to September 2012) of Tyco International plc, a leading global provider of security products and services, fire detection and suppression products and services, and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including president and chief operating officer, and General Instrument Corporation, including chairman, president and chief executive officer. Mr. Breen was a director of McLeod USA Incorporated (2001 to 2005) and Comcast Corporation (2005 to 2011 and since 2014). Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen serves on the Human Resources & Compensation and Environmental Policy committees for the Board. As a chair and former CEO of Tyco, Mr. Breen brings valuable global business, portfolio assessment, business transformation, executive leadership and finance background to the Board. He has been awarded numerous governance awards including being named one of the “100 Most Influential People in Business Ethics” by Ethisphere. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

MEET THE BOARD OF DIRECTORS  YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote Robert A. Brown President of Boston University A director since 2007, Dr. Brown is president of Boston University (since September 2005). He previously was provost and professor of chemical engineering at the Massachusetts Institute of Technology from July 1998 through July 2005. Dr. Brown is a member of the National Academy of Sciences, the American Academy of Arts and Sciences, the National Academy of Engineering and a former member of the President’s Council of Advisors on Science and Technology. He is a trustee of the University Research Association, and is a member of the Council on Competitiveness. Dr. Brown is chairman of the Academic Research Council of the Ministry of Education of the Republic of Singapore, and also serves on the Research Innovation and Enterprise Council chaired by the Prime Minister of Singapore. Dr. Brown is the chair of the Science & Technology committee and serves on the Audit committee for the Board. With his science and engineering background and from his positions at Boston University and the Massachusetts Institute of Technology, Dr. Brown provides the Board with an invaluable science and technology perspective combined with senior management capabilities. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

MEET THE BOARD OF DIRECTORS  YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote Eleuthère I. du Pont President of the Longwood Foundation A director since 2006, Mr. du Pont is president (since 2008) of the Longwood Foundation, a private foundation principally supporting charitable organizations. He served as senior vice president, operations and chief financial officer of drugstore.com, a leading online provider of health, beauty, vision and pharmacy products from 2007 through 2008. Prior to that, Mr. du Pont served as president and chief financial officer of Wawa, Inc., a chain of food markets in the mid-Atlantic region with sales of $5 billion. He also serves on the boards of WSFS Financial Corporation (since 2013) and Burris Logistics (since 2014). Mr. du Pont is the chair of the Audit committee and serves on the Science & Technology committee for the Board. From his experiences as president, CFO and director, Mr. du Pont brings to the Board expertise on corporate governance, accounting, finance, human resources, information technology, investment management, investor relations and procurement. He also brings a unique perspective from his roles leading safety, supply chain and operations. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

MEET THE BOARD OF DIRECTORS  YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote James L. Gallogly Former Chairman of the Management Board and Chief Executive Officer, LyondellBasell Industries N.V. A director since February 2015, Mr. Gallogly is the former chairman of the management board (2010-2015) and chief executive officer (2009-2015) of LyondellBasell Industries N.V., a premier plastics, chemicals and refining company. Prior to joining LyondellBasell, Mr. Gallogly held senior management positions at ConocoPhillips, including executive vice president of exploration and production, and Chevron Phillips Chemical Company LLC, including president and chief executive officer. Mr. Gallogly is a member of the University of Oklahoma College of Engineering Board of Visitors, the University of Colorado Engineering Advisory Council and the University Cancer Foundation Board of Visitors at the University of Texas M.D. Anderson Cancer Center. Mr. Gallogly also presides as Chairman of Junior Achievement of Southeast Texas. Mr. Gallogly serves on the Audit and Corporate Governance committees for the Board. From his roles as chair and CEO at LyondellBasell and other public company executive roles, Mr. Gallogly adds to the Board strong capital market, environmental management, global business, and portfolio assessment and business transformation experience. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Shareholder Materials Your Board of Directors Press Releases Contact

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Marillyn A. Hewson

Chairman, President and Chief Executive Officer of Lockheed Martin Corporation



A director since 2007, Ms. Hewson is chairman, president and chief executive officer (since January 2014) of Lockheed Martin Corporation, a global security and aerospace company principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems, products and services.

She was CEO and president of Lockheed Martin from January to December 2013 and served as director since 2012. Having served 32 years at Lockheed Martin, she has previously held the positions of president and chief operating officer from November 2012 to December 2012; executive vice president of Electronic Systems from 2010 to 2012; president of Systems Integration from 2008 to 2009; and executive vice president of Global Sustainment for Aeronautics from 2007 to 2008.

Ms. Hewson previously chaired the Sandia Corporation's Board of Directors from 2010 to 2013. She serves on the President's Export Council, is vice chairman of the Aerospace Industries Association, an associate fellow of the American Institute of Aeronautics and Astronautics, and a member of the Business Roundtable and the Business Council. She serves on the Board of Directors of the Congressional Medal of Honor Foundation, the Board of Governors of the USO, the Board of the National Geographic Education Foundation, the Board of Catalyst and the Board of Visitors of the University of Alabama's Culverhouse College of Commerce and Business Administration.

Ms. Hewson serves on the Human Resources & Compensation and Corporate Governance committees for the Board.

Through experience gained in leadership roles and as chairman and chief executive of Lockheed Martin, Ms. Hewson provides the Board broad insight and knowledge on global business management, human resources, finance, supply chain, leveraged services and systems, internal audit and government contracting. In addition, Ms. Hewson offers expertise in government relations.

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Important Additional Information

E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers

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Higher Growth, Higher Value

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Lois D. Juliber

Former Vice Chairman, Colgate-Palmolive Company



A director since 1995, Ms. Juliber is a retired vice chairman (a position she held from October 2004 to March 2005) of Colgate-Palmolive Company, the principal business of which is the production and marketing of consumer products.

She was chief operating officer of Colgate-Palmolive from 2000 to 2004. She formerly served as executive vice president-Developed Markets, president, Colgate-Palmolive North America and chief technology officer of Colgate-Palmolive.

Ms. Juliber is a director of Mondelez International, formerly Kraft Foods Inc. (since 2007). She also serves as chairman of the MasterCard Foundation, a trustee emeritae of Wellesley College and a member of the President's Council at Olin College. Ms. Juliber formerly served as a director of Goldman Sachs (2004-2012).

Ms. Juliber is the chair of the Human Resources & Compensation and serves on the Science & Technology committee for the Board.

As the former vice chairman, COO and chief technology officer of Colgate-Palmolive, one of the world's top science-driven consumer products companies, Ms. Juliber brings to the Board deep and broad experience leading and profitably growing global businesses. Her expertise in marketing, R&D / product development, supply chain management, information technology, human resource development and business development strongly complements DuPont's strategic priorities. In addition, she has extensive experience growing U.S.-based businesses in emerging markets such as China and India. With over 20 years of corporate and not-for-profit board experience, Ms. Juliber also provides unique insight in governance, audit and compensation issues.

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Important Additional Information

E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers

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MEET THE BOARD OF DIRECTORS  YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote Ulf M. “Mark” Schneider President and Chief Executive Officer, Fresenius SE & Co. KGaA A director since 2014, Mr. Schneider is president and chief executive officer (since May 2003) of Fresenius Group, a global health care company. He served as chief financial officer of Fresenius Medical Care, a Fresenius Group company from November 2001, when he joined Fresenius, to May 2003. Previously, he was Group Finance Director for Gehe UK plc, a pharmaceutical wholesale and retail distributor. He also held several senior executive positions since 1989 with Gehe’s majority shareholder, Franz Haniel & Cie. GmbH, a diversified German multinational company. Mr. Schneider is also a member of the board of directors of Fresenius Medical Care (since 2003). Mr. Schneider serves on the Audit and Corporate Governance committees for the Board. With over thirteen years of experience as CFO and CEO of two large publicly traded companies, Mr. Schneider brings a depth of experience in finance and accounting, corporate governance, global business and capital markets, business transformation, new business development, investor relations and science and technology. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

MEET THE BOARD OF DIRECTORS  YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote Lee M. Thomas Former Chairman and Chief Executive Officer of Rayonier A director since 2011, Mr. Thomas is a retired chairman (June 2007–May 2012) and chief executive officer (March 2007–December 2011), of Rayonier Inc., a global forest products company. He was also president of Rayonier from March 2007 through August 2010. Previously, Mr. Thomas was president and chief operating officer of Georgia-Pacific Corp. Prior to joining Georgia-Pacific, he was chairman/CEO of Law Companies Environmental Group Inc., and administrator of the U.S. Environmental Protection Agency. Mr. Thomas also serves on the boards of Airgas Inc. (since 1998), the Regal Entertainment Group (since 2006) and the World Resources Institute. Mr. Thomas serves on the Human Resources & Compensation and Environmental Policy committees for the Board. From his experiences as president/CEO of two public companies, Mr. Thomas provides the Board with a deep understanding of corporate governance, finance, global business and investor relations. He also offers the Board key insights on government relations and environmental management from his tenure as administrator of the Environmental Protection Agency and his senior leadership roles. He brings to the Board valuable organizational management skills through his experiences as an independent consultant and as CEO of a consulting firm. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy |

MEET THE BOARD OF DIRECTORS YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR How to vote Patrick J. Ward Chief Financial Officer of Cummins Inc. A director since 2013, Mr. Ward is chief financial officer (since May 2008) of Cummins Inc., a global power leader that designs, manufactures, distributes and services engines and related technologies. He has held a broad range of financial leadership positions since joining Cummins in 1987, including serving as vice president, engine business controller, and executive director, power generation business controller. Mr. Ward serves on the Audit and Environmental Policy committees for the Board. From his experiences as CFO and in management of a global public company, Mr. Ward brings a depth of experience in management, financial reporting, global business, capital markets, investment management, investor relations and public accounting and finance. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

MEET THE BOARD OF DIRECTORS Message From Your Chair & CEO Ellen Kullman Message From Your Lead Director Alexander Cutler Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Shareholder Materials Your Board of Directors Press Releases Contact YOUR BOARD OF DIRECTORS MESSAGES FROM YOUR CHAIR AND LEAD DIRECTOR

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PRESS RELEASES

Higher Growth, Higher Value

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* As previously filed with the SEC

03/23/2015

DuPont Files Definitive Proxy Materials and Mails Letter to Shareholders* ›

02/17/2015

DuPont Issues Letter to Shareholders* ›

WILMINGTON, Del., Feb. 17, 2015 – DuPont (NYSE: DD) today mailed a letter to shareholders summarizing the Company's track record of delivering superior shareholder value while laying the foundation for long-term success. The letter and supplemental slides included in the mailing also address several of Trian Fund Management, L.P.'s misleading assertions. Both are filed with [...]

02/11/2015

DuPont Issues Statement on White Paper* ›

WILMINGTON, Del., Feb. 11, 2015 – Today DuPont issued the following statement on the release of a new white paper by Trian Fund Management, L.P.: DuPont continues to aggressively advance its plan to deliver higher growth and higher value. We have delivered 266 percent in total shareholder returns during management's tenure through 2014, and have [...]

02/05/2015

DuPont Appoints Edward D. Breen and James L. Gallogly to Board of Directors* ›

Current DuPont Directors Curtis J. Crawford and Richard H. Brown to Serve Important Roles on Board of Chemours

WILMINGTON, Del., Feb. 5, 2015 – DuPont (NYSE: DD) today announced that it has appointed Edward D. Breen and James L. Gallogly as independent Directors to its Board, effective immediately. The appointments of Mr. Breen and Mr. [...]

01/08/2015

DuPont Statement Regarding Trian Announcement* ›

WILMINGTON, Del., Jan. 8, 2015 — DuPont today issued the following statement with respect to Trian Fund Management's announcement of its intention to nominate four individuals for election to the Company's Board of Directors at DuPont's 2015 Annual Meeting of Shareholders. DuPont shareholders are not required to take any action at this time. The Company [...]

12/18/2014

DuPont Announces Filing of Form 10 Registration Statement forPerformance Chemicals Spinoff; 'The Chemours Company' Selected as Name of New Public Company* ›

WILMINGTON, Del., Dec. 18, 2014 – DuPont announced today that the new public company created following completion of the pending separation of its Performance Chemicals segment will be named The Chemours Company ("Chemours"). In addition, DuPont disclosed Chemours' executive leadership team and announced the filing of the initial Form 10 registration statement with the U.S. [...]

09/17/2014

DuPont Statement Regarding Trian White Paper ›

WILMINGTON, Del., Sept. 17, 2014 – DuPont issued the following statement in response to Trian Fund Management, L.P: Our board of directors and management team have taken firm action over several years that has delivered 220 percent total shareholder return since year-end 2008, compared to 144 percent for the S&P 500 during the same perio d, [...]

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Important Additional Information

E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ material ly from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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How to Vote < back to Press Releases As filed with the SEC on 02/17/15 DuPont Issues Letter to Shareholders WILMINGTON, Del., Feb. 17, 2015 – DuPont (NYSE: DD) today mailed a letter to shareholders summarizing the Company’s track record of delivering superior shareholder value while laying the foundation for long-term success. The letter and supplemental slides included in the mailing also address several of Trian Fund Management, L.P.’s misleading assertions. Both are filed with the Securities and Exchange Commission, and are available by clicking here. The text of the letter follows: February 17, 2015 Dear DuPont Shareholder, DuPont’s Board of Directors and senior management are committed to moving your Company forward with one clear priority: delivering higher growth and higher value for you, our shareholders. Building on our more than 200-year history as an innovator, we continue to apply our unique science and engineering capability, value chain knowledge, and global scale to create essential solutions that deliver superior value for our customers and shareholders alike. It’s an exciting time to be invested in DuPont, as we deliver the Company’s next generation of market-driven innovation. In 2009, the DuPont Board of Directors and our current management team initiated a broad program of change that has delivered superior shareholder value while laying the foundation for long-term success. DuPont’s shareholder returns during the last 1-year, 3-year and 5-year periods were 17%, 78% and 160%, all in excess of our proxy peers and the S&P 500. We also have delivered a 740 basis point expansion in segment-adjusted operating margins[1] - which translates into 192% growth in adjusted operating earnings[2] - while returning approximately $14 billion of capital to our shareholders since 2009. Our Board is composed of some of the best business leaders in the world, whose strategic guidance and disciplined oversight have helped drive this success. You may have recently received a letter from Trian Fund Management, L.P. (“Trian”), an activist hedge fund. Your Board and management team have had many conversations with Trian since they first took a position in DuPont. We studied Trian’s various proposals to break up and add debt to the Company, and, after thorough consideration, ultimately concluded that these proposals were not in the best interests of DuPont shareholders. In an attempt to advance their agenda, Trian has launched a proxy fight based on misrepresentations, inaccurate data, and flawed analyses to distract from DuPont’s track record of strong performance. We are on the right path. DuPont continues to move forward with discipline, focus, and purpose to deliver value now and position the Company for the long term. Rest assured that, notwithstanding Trian’s proxy fight, DuPont’s Board and management team will continue to execute on our strategic plan and deliver the best possible results for shareholders. On the Right Path to Continue Delivering Value In 2014, we generated volume, margin, and earnings growth in a majority of our segments, despite market, currency and macroeconomic headwinds. Here’s why we are excited about the future: We are successfully transforming DuPont. DuPont is in the midst of a multi-year transformation of our portfolio to focus on the highest potential commercial opportunities where our science and engineering capabilities can deliver the greatest value. This includes the acquisitions of Danisco and Pannar Seed, as well as the sale of our Performance Coatings business and the separation of Chemours, upon completion of which we Shareholder Materials Your Board of Directors Press Releases Contact How to vote Press release

How to Vote - back to Press Releases As filed with the SEC on 02/11/15 DuPont Issues Statement on White Paper WILMINGTON, Del., Feb. 11, 2015 – Today DuPont issued the following statement on the release of a new white paper by Trian Fund Management, L.P.:  DuPont continues to aggressively advance its plan to deliver higher growth and higher value. We have delivered 266 percent in total shareholder returns during management’s tenure through 2014, and have delivered 17 percent, 78 percent, and 160 percent over the last one-, three- and five-year periods, respectively, all in excess of our proxy peers and the S&P 500. We continue to implement a broad program of change to shape the next major era of market driven innovation at DuPont, including: The separation of Chemours, the latest step in the multi-year transformation of our portfolio to focus our effort and investment on highest potential commercial opportunities where our advantaged science will deliver greater value. This includes the acquisition of Danisco and Pannar, as well as the separation of Chemours, upon completion of which we will have divested a total of $11 billion worth of legacy businesses in the past three years alone; A relentless focus on productivity to reshape our new company, which is yielding accelerated cost savings and redesign; Significant ongoing return of capital to shareholders; An ongoing focus on strong corporate governance, adding six new directors since 2011. Our Board and management team have attempted to engage constructively with Trian, including more than 20 conversations with the Trian team, involving our senior management or our lead independent director. We recently reached out to Mr. Peltz in an effort to reach a resolution and avoid a costly and distracting proxy fight. He refused, however, to even consider any path forward that did not involve Nelson Peltz himself being added personally to the DuPont Board. The Board and management have carefully considered Trian’s proposals to break up the company and have concluded that they are costly and high risk and would not serve the interests of shareholders. We will review Trian’s latest presentation thoroughly, as we have done with each previous white paper. While our Board and management team are always open to good new ideas, we remain focused on executing our strategy and continuing to deliver value to DuPont shareholders. DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit http://www.dupont.com. ADDITIONAL INFORMATION AND WHERE TO FIND IT DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of Du Pont’s securities by such directors or executive officers have changed since the Shareholder Materials Your Board of Directors Press Releases Contact Press release

How to Vote - back to Press Releases As filed with the SEC on 02/05/15 DuPont Appoints Edward D. Breen and James L. Gallogly to Board of Directors Current DuPont Directors Curtis J. Crawford and Richard H. Brown to Serve Important Roles on Board of Chemours  WILMINGTON, Del., Feb. 5, 2015 – DuPont (NYSE: DD) today announced that it has appointed Edward D. Breen and James L. Gallogly as independent Directors to its Board, effective immediately. The appointments of Mr. Breen and Mr. Gallogly have been made in anticipation of two current DuPont directors, Curtis J. Crawford and Richard H. Brown, transitioning off of the DuPont Board to serve initially as consultants to The Chemours Company (“Chemours”), and then as directors of Chemours upon completion of its separation from DuPont. Upon separation, Mr. Brown will serve as non-executive chairman of Chemours. DuPont Chair and Chief Executive Officer Ellen Kullman said, “We thank Curt and Dick for their years of important contributions to DuPont’s Board. They have brought valuable business insight and deep leadership and board experience that have helped contribute to the ongoing transformation of DuPont. Both Curt and Dick have been great colleagues and strong forces for progress. We know they will serve the Chemours Board with distinction, bringing that same drive and focus to help the management of Chemours attain their goals.” “Ed and Jim will bring their deep expertise and business acumen to an already highly distinguished DuPont Board as we continue the transformation of the company to deliver strong, sustainable growth and shareholder value,” said Kullman. “Both Ed and Jim are well-known for their outstanding records of performance and we are looking forward to adding their perspectives and experience to the change initiatives under way to deliver the next great era of innovation-driven growth at DuPont.” Mr. Breen led the revival of Tyco and over the course of his tenure, oversaw the repayment of over $20 billion in debt and delivered 703 percent total return to shareholders, significantly outperforming the 215 percent total return of the S&P 500 over the same period. Mr. Gallogly took over the reins of LyondellBasell shortly after the company filed for Chapter 11 protection. Through a focus on operational excellence and highly effective cost management, Mr. Gallogly guided the company out of bankruptcy within a year and upon relisting, delivered a 593 percent total return to shareholders, before announcing his retirement, relative to the 82 percent total return of the S&P 500 over the same period. Mr. Breen said, “DuPont is a company with strong corporate governance practices and a world-class Board comprised of proven leaders across global industries. I am excited about joining this Board, which has demonstrated active oversight of a strategy that is delivering results and positioning the company for future success. I look forward to bringing my experience to DuPont and am confident in the company’s prospects for continued success and value creation.” Mr. Gallogly added, “I am honored to join the Board of Directors of DuPont, an iconic American company with a 200-year history of science and innovation. This is a critical and exciting time at DuPont, as the company continues to transform its portfolio and execute its comprehensive realignment. I look forward to working with my fellow directors and the management team to oversee the execution of these initiatives and to drive growth and generate value for all of the Company’s shareholders.” About Edward D. Breen Mr. Breen (age 58) currently serves as chairman of the Board of Directors of Tyco International plc (“Tyco”). As chairman and CEO from July 2002 until September 2012, Mr. Breen oversaw the design and implementation of the comprehensive action plan to transform Tyco into the strong market leader it is today, reviving the company from near bankruptcy and rebuilding the company’s brand and credibility. Over the course of his tenure, Mr. Breen oversaw a highly successful restructuring, including Shareholder Materials Your Board of Directors Press Releases Contact Press release

How to Vote - back to Press Releases As filed with the SEC on 01/09/15 DuPont Statement Regarding Trian Announcement WILMINGTON, Del., Jan. 8, 2015 -- DuPont today issued the following statement with respect to Trian Fund Management's announcement of its intention to nominate four individuals for election to the Company's Board of Directors at DuPont's 2015 Annual Meeting of Shareholders. DuPont shareholders are not required to take any action at this time. The Company issued the following statement: "DuPont's Board of Directors and management have a track record of delivering shareholder value. Over the last one-, three-, and five-year periods, DuPont has delivered total shareholder return of 17%, 78%, and 160% respectively, all in excess of its proxy peers and the S&P 500. Additionally, under the current leadership team, which has been in place since year-end 2008, DuPont has delivered a cumulative capital return of $13 billion to shareholders and 266% total shareholder return, relative to the S&P 500 of 159% and proxy peers of 133%, by implementing a plan that is creating a higher growth, higher value DuPont. The Board and management team have proactively refined the portfolio around three strategic priorities, including the separation of the Performance Chemicals division and seven previous divestitures. We are on track with our enterprise-wide redesign initiative, which will enhance organizational agility and operational efficiency and significantly reduce costs to align with our refined portfolio of businesses. This initiative will contribute at least $1 billion in savings, and we will continue to identify additional areas of productivity across the organization. "Our businesses benefit from significant competitive advantages as part of DuPont. The combined power of DuPont's science platform, our global scale, market access, and infrastructure leverage, along with our established brand and solid financial foundation, have enabled us to deliver strong returns. Despite numerous efforts to engage constructively, including multiple calls and meetings with our CEO, CFO and lead independent director, Trian has chosen this path with the potential to disrupt our Company at a key stage of execution against our plan. "DuPont has a highly qualified Board of experienced professionals with expertise across a range of relevant disciplines and industries critical to DuPont's businesses. The Board is committed to good corporate governance, with a robust lead independent director role, 12 out of 13 directors being independent, and four new directors added since December 2011. The Corporate Governance Committee of our Board will review Trian's proposed director nominees and make a recommendation that is in the best interest of all shareholders. In the interim, we will remain laser focused on executing our plan, which has already delivered and continues to drive superior value to shareholders." The DuPont Board will present its recommended slate of director nominees in the Company's definitive proxy statement to be filed with the Securities and Exchange Commission and mailed to all shareholders eligible to vote at the 2015 Annual Meeting. DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders, we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit www.dupont.com. ADDITIONAL INFORMATION AND WHERE TO FIND IT DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholder Materials Your Board of Directors Press Releases Contact Press release

How to Vote - back to Press Releases As filed with the SEC on 12/18/2014 DuPont Announces Filing of Form 10 Registration Statement for Performance Chemicals Spinoff; 'The Chemours Company' Selected as Name of New Public Company WILMINGTON, Del., Dec. 18, 2014 – DuPont announced today that the new public company created following completion of the pending separation of its Performance Chemicals segment will be named The Chemours Company (“Chemours”). In addition, DuPont disclosed Chemours’ executive leadership team and announced the filing of the initial Form 10 registration statement with the U.S. Securities and Exchange Commission (“SEC”). DuPont today also will file a Form 8-K/A with an update related to the company's redesign initiative. “Today's announcements continue our solid progress to complete the separation of Performance Chemicals and create two strong, publicly traded companies with distinct value creation strategies," said DuPont Chair and Chief Executive Officer Ellen Kullman. "DuPont and Chemours will each be global leaders, well positioned to pursue their respective objectives and strategies." The Chemours Company Following its separation from DuPont, Chemours will be a new, publicly traded global leader in titanium dioxide, fluoroproducts and chemical solutions. The name reflects a focus on the science of chemistry and the heritage of the du Pont family origins in Nemours, France. As announced earlier this year, DuPont Executive Vice President Mark P. Vergnano will become President and Chief Executive Officer of Chemours. Mark E. Newman will serve as senior vice president and chief financial officer. BC Chong and Thierry F.J. Vanlancker will continue to lead the Titanium Technologies and the Fluoroproducts businesses, respectively. Additional members of the new company’s executive leadership team were announced today: Christian W. Siemer will lead the Chemical Solutions business; E. Bryan Snell will lead productivity and strategy; David C. Shelton will serve as general counsel and corporate secretary; Beth Albright will lead human resources; and Erich S. Parker will lead corporate communications. Chemours will have approximately 9,100 employees, 37 production facilities in 12 countries, and will serve over 5,000 customers worldwide. Chemours intends to apply to list on the New York Stock Exchange under Ticker Symbol “CC.” Form 10 Filing Chemours’ initial Form 10, filed today with the SEC, includes business and market information as well as historical "carve-out" financial statements of Chemours. As is customary, the initial Form 10 filing will be updated to provide additional information regarding capital structure, pro forma unaudited results and other matters as they become available. Chemours is targeting a high yield debt rating of BB, with a commensurate debt level. Chemours’ capital structure will be designed to leverage its historically strong cash flow generation while maintaining financial flexibility and paying regular dividends to its shareholders. For the third quarter 2015, Chemours’ capital structure at separation is expected to support a quarterly dividend to shareholders such that the sum of DuPont’s and Chemours’ aggregate third quarter dividend is equivalent to DuPont’s aggregate quarterly dividend immediately prior to separation. DuPont expects to work closely with the rating agencies as it finalizes the expected post-spin capital structure at Chemours, considering tax, capital returns and other factors, and will update shareholders as information becomes available. Shareholder Materials Your Board of Directors Press Releases Contact Press release

How to Vote - back to Press Releases DuPont Statement Regarding Trian White Paper WILMINGTON, Del., Sept. 17, 2014 – DuPont issued the following statement in response to Trian Fund Management, L.P: Our board of directors and management team have taken firm action over several years that has delivered 220 percent total shareholder return since year-end 2008, compared to 144 percent for the S&P 500 during the same period, by aggressively deploying our leading science across the company, strengthening and fine-tuning our portfolio, and through disciplined capital allocation. The board and management team remain committed to executing on our strategic plan to drive growth and profitability. The recently announced first phase of our redesign initiative to drive down costs by $1 billion and embed greater efficiencies, together with the separation of Performance Chemicals and our $5 billion share repurchase program, reflect our board and management’s commitment to enhance value for all DuPont shareholders. DuPont welcomes open communications with shareholders and values input toward our common goal of enhancing shareholder value. We speak and meet with shareholders frequently, and while it is our policy not to comment on discussions with specific shareholders, we have had a constructive dialogue with Trian. DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit www.dupont.com. ### Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Shareholder Materials Your Board of Directors Press Releases Contact Press release

Investor Contact: For questions about the annual meeting or how to vote your shares, please call: Innisfree M&A Incorporated (877) 750-9501 (toll free) (412) 232-3651 Media Contact: Dan Turner 302-774-0081 daniel.a.turner@dupont.com Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates. Shareholder Materials Your Board of Directors Press Releases Contact Contact

Shareholder Materials Your Board of Directors Press Releases Contact



HOW TO VOTE

Higher Growth, Higher Value

EACH AND EVERY VOTE IS IMPORTANT.

Your Board of Directors recommends that all DuPont shareholders vote the WHITE proxy card "FOR" the DuPont nominees. Even if you plan to attend the meeting, you will help your Company by voting now, by proxy.

If you have any questions about voting your shares, feel free to contact Innisfree M&A Incorporated, which is assisting DuPont in this matter, **toll-free at (877) 750-9501 or (412) 232-3651**.

Shareholders may own DuPont stock in a number of different ways. But whether you hold your shares in registered name, hold through a bank or broker, or hold them as a participant in a DuPont employee plan, the basic principles of voting are the same—and voting is quick and easy:

A. Enclosed with the DuPont proxy materials you receive, you will find a **WHITE** proxy card or voting instruction form.

B. **Just follow the simple instructions on your WHITE proxy card or voting instruction form** to vote by telephone or by Internet. You will want the Control Number handy as you vote electronically—it's shown on your **WHITE** proxy card or voting instruction form. Alternatively, you may also simply sign, date and return the **WHITE** proxy card or voting instruction form in the postage-paid envelope you receive with the DuPont proxy materials.

C. **Do NOT vote using any Gold proxy card or voting instruction form that you receive from Trian**. This is important, because only your latest-dated vote counts. Therefore, if you vote using the Gold proxy card (even if you vote "withhold" on the Trian nominees), your Gold proxy card will cancel any vote you previously executed using a **WHITE** proxy card or voting instruction form. **And your Company needs your votes FOR the DuPont nominees on the WHITE proxy card.**

****IMPORTANT TIP****

If you hold shares in more than one account, you will receive a **WHITE** proxy card or voting instruction form for each of those accounts. **Please vote using each WHITE proxy card or voting instruction form you receive.** If you vote by telephone or Internet, you will need to refer to the Control Number that is unique to each account you own and that is shown on each **WHITE** proxy card or voting instruction form you receive.

Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email

Redirect to DuPont Investor Relations

Important Additional Information

E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). **DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.**

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers

| Privacy |

Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPont™, The miracles of science™ and all products denoted with ® or ™ are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

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The following screen will be displayed to users who unsubscribe to email alerts on DuPontDelivers.com: UNSUBSCRIBE How to vote You are now unsubscribed from our news alerts. Shareholder Materials Your Board of Directors Press Releases Contact EMAIL ALERTS Email Redirect to DuPont Investor Relations Important Additional Information E. I. du Pont de Nemours and Company ("DuPont") has filed a definitive proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for its 2015 annual meeting of stockholders (the "2015 Annual Meeting"). DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. For additional information about DuPont's solicitation of proxies for the 2015 Annual Meeting, forward-looking statements and other legal information, please read Legal Disclaimers  | Privacy | Copyright © 2015 DuPont. All rights reserved. The DuPont Oval Logo, DuPontTM, The miracles of scienceTM and all products denoted with ® or TM are trademarks or registered trademarks of E. I. du Pont de Nemours and Company or its affiliates.

On March 23, 2015 the following link to DuPontDelivers.com was posted by DuPont at http://investors.dupont.com/investorErelations/overview/default.aspx